UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 12, 2019 (August 8, 2019)

SMTC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7050 Woodbine Avenue, Suite 300

Markham, Ontario, Canada L3R 4G8

(Address of Principal Executive Offices, and Zip Code)

(905) 479-1810
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Second Amendment to Amended and Restated Revolving Credit and Security Agreement

On August 8, 2019, SMTC Corporation, a Delaware company (the “Company”), entered into that certain Amendment No. 2 to the Amended and Restated Revolving Credit and Security Agreement (“PNC Amendment”), by and among the Company, SMTC Manufacturing Corporation of California, a California corporation (“SMTC California”), SMTC Mex Holdings, Inc., a Delaware corporation (“SMTC Mex”), HTM Holdings, Inc. a Delaware corporation (“HTM”), MC Test Service, Inc., a Florida corporation (“MC Test”), MC Assembly International LLC, a Delaware limited liability company (“MC Assembly International”), MC Assembly LLC, a Delaware limited liability company (“MC Assembly” and together with the Company, SMTC California, SMTC Mex, HTM, MC Test, and MC Assembly International, and each other person joined thereto as a borrower from time to time, the “Borrowers”), the financial institutions party to that certain Amended and Restated Revolving Credit and Security Agreement, dated as of November 8, 2018 (as disclosed on the Company’s Current Report on Form 8-K filed on November 9, 2018), as amended on March 29, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on April 4, 2019) (such agreement, the “PNC Agreement” and, such lenders thereto, the “PNC Lenders”), and PNC Bank, National Association (“PNC”), as agent for the PNC Lenders (in such capacity, the “Agent”), which governs the credit facilities among the Borrowers, the PNC Lenders and PNC (the “PNC Facilities”).

The PNC Amendment, among other things, (i) increases the total amount available for borrowings under the PNC Facilities to $65.0 million, (ii) provides for borrowings of up $15.0 million on assets located in Mexico, (iii) provides that borrowings under the PNC Facilities will bear interest at the U.S. base rate plus an applicable margin ranging from 0.75% to 1.25%, or LIBOR plus an applicable margin ranging from 2.50% to 3.00%, (iv) resets the financial covenants contained in the PNC Agreement to mirror those contained in the Financing Agreement (as defined herein), and (v) permits the paydown of the TCW Facility (as defined herein) by up to $10.0 million, as discussed below. In connection with the PNC Amendment, the Company paid the Agent a closing fee of $100,000.

The foregoing description of the PNC Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the PNC Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Third Amendment to Financing Agreement

On August 8, 2019, the Company entered into that certain Amendment No. 3. to the Financing Agreement (the “TCW Amendment”), by and among the Company, each person that is a borrower under that certain Financing Agreement, dated as of November 8, 2018 (as disclosed on the Company’s Current Report on Form 8-K filed on November 9, 2018), as amended on March 29, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on April 4, 2019), as amended on July 3, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on July 5, 2019) (as amended to date, the “Financing Agreement”), each other loan party that is a party to the Financing Agreement, each financial institution that is a party to the Financing Agreement (collectively, the “TCW Lenders”), TCW Asset Management Company LLC, as administrative agent for the TCW Lenders (in such capacity, the “Administrative Agent”), and TCW Asset Management Company LLC, as collateral agent for the TCW Lenders.

The TCW Amendment, among other things, (i) provides for a $20.0 million increase in the total amount available for borrowings under the PNC Facilities, as discussed above, (ii) provides for the paydown of the Term Loan A (as defined in the Financing Agreement) by up to $10.0 million, (iii) provides that the interest rate for borrowings under the Financing Agreement will be reset to LIBOR plus an applicable margin of 8.75% through June 30, 2020, and borrowings under the Financing Agreement will thereafter bear interest at LIBOR plus an applicable margin ranging from 7.25% to 8.75%, (iv) deletes the senior leverage ratio covenant, (v) amends the total leverage ratio covenant, including the definition of total leverage ratio, to increase the maximum total leverage on a quarterly basis beginning with the fiscal quarter ending September 30, 2019, (vi) amends the fixed charge coverage ratio covenant to decrease the minimum fixed charge coverage ratio on a quarterly basis beginning with the fiscal quarter ending September 30, 2020 through the fiscal quarter ending December 31, 2021 and (vii) resets the call protection on the Term Loan A. In connection with the TCW Amendment, the Company paid the Administrative Agent a closing fee of $125,000.

The foregoing description of the TCW Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the TCW Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03(a) as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
10.1

Amendment No. 2 to Amended and Restated Revolving Credit and Security Agreement, by and among SMTC Corporation, SMTC Manufacturing Corporation of California, SMTC Mex Holdings, Inc., HTM Holdings, Inc., MC Test Service, Inc., MC Assembly International LLC, MC Assembly LLC, the financial institutions party thereto and PNC Bank, National Association, as agent for the lenders, dated August 8, 2019.

10.2

Amendment No. 3 to Financing Agreement, by and among SMTC Corporation, the borrowers party thereto, each other loan party thereto, the lenders party thereto, TCW Asset Management Company LLC, as administrative agent for the lenders, and TCW Asset Management Company LLC, as collateral agent for the lenders, dated August 8, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2019	SMTC CORPORATION

	By:	/s/ Edward Smith
	Name:	Edward Smith
	Title:	President and Chief Executive Officer